STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	16
Beginning Date of Collection Period	01-Sep-04
End Date of Collection Period	30-Sep-04
Payment Date	20-Oct-04
Previous Payment Date	20-Sep-04

Funds Disbursement
Collected Funds	47,423,559.39
Available Payment Amount	47,127,653.47
Principal Collections	42,633,836.92
Interest Collections (net of servicing fee)	4,493,816.55
Net of Principal Recoveries	4,491,422.39
Principal Recoveries	2,394.16
Servicing Fee	295,905.92
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	47,423,559.39
Interest Paid to Notes	1,018,388.93
Principal Paid to Notes	43,063,793.91
Transferor - pursuant to 5.01 (a) (xii)	3,045,470.63
Servicing Fee	295,905.92

Pool Balance
Beginning Pool Balance	710,174,200.04
Principal Collections (including repurchases)	42,633,836.92
Additional Principal Reduction Amount	429,956.99
Ending Pool Balance	667,110,406.13

Collateral Performance
Cash Yield (% of beginning balance)	8.09%
Loss Rate (net of principal recoveries; % of beginning balance)	0.72%
Net Yield	7.37%
Realized Losses	427,562.83
Cumulative Realized Losses	2,550,254.19
Cumulative Loss Percentage	0.19%
Delinquent Loans
One Payment Principal Balance of loans	25,098,887.53
One Payment Number of loans	206
Two Payments Principal Balance of loans	5,677,312.85
Two Payments Number of loans	53
Three+ Payments Principal Balance of loans	28,737,012.89
Three+ Payments Number of loans	259

Two+ Payments Delinquency Percentage	5.16%
Two+ Payments Rolling Average	4.72%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	5,713
Number outstanding end of period	5,424
Number of REO as of the end of the Collection Period	55
Principal Balance of REO as of the end of the Collection Period	4,601,927.63

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00

Monthly Excess Cashflow	3,045,470.63
Principal Payment Amount	42,633,836.92
Principal Collections	42,633,836.92
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.81125%
Class A Formula Rate (1-mo. Libor plus 35bps)	2.16125%
Class A Note Rate	2.16125%
Class M Formula Rate (1-mo. Libor plus 65bps)	2.46125%
Class M Note Rate	2.46125%
Available Funds Cap	8.28657%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	36.776194
2. Principal Payment per $1,000	35.945415
3. Interest Payment per $1,000	0.830778

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.16125%
2. Days in Accrual Period	30

3. Class A Interest Due	828,962.24
4. Class A Interest Paid	828,962.24
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	460,268,217.86
2. Class A Principal Due	35,866,838.77
3. Class A Principal Paid	35,866,838.77
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	424,401,379.09

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	46.127657%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	42.533115%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	63.617862%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	36.891513
2. Principal Payment per $1,000	35.945415
3. Interest Payment per $1,000	0.946097

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	2.46125%
2. Days in Accrual Period	30

3. Class M Interest Due	189,426.69
4. Class M Interest Paid	189,426.69
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	92,356,333.24
2. Class M Principal Due	7,196,955.14
3. Class M Principal Paid	7,196,955.14
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	85,159,378.10

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	46.127657%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	42.533115%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	12.765410%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on October 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 16th day of October, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer